UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2006

REMEC, INC.

(Exact name of registrant as specified in its charter)

1-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 259-4302

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page No.
ITEM 4.01 Changes in Registrant’s Certifying Accountant	3

ITEM 9.01 Exhibits	4

Signatures	5

EXHIBIT INDEX

EX 16

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ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On December 1, 2006, we were informed by Squar, Milner, Miranda & Williamson, LLP (“Squar Milner”), our independent registered public accounting firm, as follows:

Squar Milner has consummated a merger with Peterson & Co., LLP (“Peterson”). Peterson, which is located in San Diego, California, is also registered with the Public Company Accounting Oversight Board (United States). As a result of the merger, Peterson was merged into Squar Milner, with Squar Milner being the surviving entity. The name of the post-merger firm has been changed to Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner Peterson”).

We are filing this Form 8-K as notification that Squar Milner Peterson succeeds Squar Milner as our independent registered auditor.

Squar Milner’s reports on our consolidated financial statements as of and for the years ended January 31, 2006 and 2005 did not contain an adverse opinion or a disclaimer of opinion, however, Squar Milner’s report for the year ended January 31, 2006 contains an explanatory paragraph describing that upon adoption of REMEC Inc.’s plan of dissolution and liquidation by our shareholders, we changed from the going concern method to the liquidation basis of accounting.

During the two years preceding January 31, 2006 and the subsequent interim period preceding the change from Squar Milner to Squar Milner Peterson, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused them to make reference thereto in their reports on our consolidated financial statements.

Our Audit Committee, after considering the facts set forth in this report on Form 8-K, approved the continuing engagement of Squar Milner Peterson as our independent registered auditor.

We have provided Squar Milner Peterson with a copy of the foregoing disclosures. A copy of Squar Milner Peterson’s letter required by Item 304(a)(3) of Regulation S-K is included with this report.

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ITEM 9.01 EXHIBITS

EXHIBIT NUMBER	DESCRIPTION

16	Letter from Squar Milner Peterson to the United States Securities and Exchange Commission, dated December 7, 2006 (filed herewith) regarding our change in independent registered public accounting firms.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: December 7, 2006	By:	/s/ Richard A. Sackett
Richard A. Sackett
President

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